UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	SEPTEMBER 20, 2018

Weyland Tech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, NY 10004
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(808) 829-1057

                            N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging Growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 8.01  Other Events.

Update on Spin-off

On September 19, 2018, Weyland Tech Inc. (the “Company” or “we”) entered into formal distribution agreement (the “Agreement”) with its Weyland AtoZ Pay subsidiary (“WAI”), to transfer the Company’s 49% equity ownership interest in PT Weyland Indonesia Perkasa, a limited liability company organized under the laws of the Republic of Indonesia (“WIP”) to WAI.  WIP’s primary business operations includes a digital financial transactions app serving the rapidly growing Indonesia e-commerce and e-payment markets (“eWallet”).  The transfer is being made in order to effect the previously announced distribution to Weyland Tech stockholders of a pro-rata share of the Company’s ownership in its eWallet business.

The Company previously announced in a press release on August 16, 2018 a distribution to Weyland Tech stockholders of a pro-rata share of the Company’s ownership in its eWallet business (the “Spin-off”).  Today, the Company announced that it has changed the distribution date for the spin-off from October 5, 2018 to November 15, 2018 and has also filed with FINRA the required notice regarding the spin-off.  The record date of September 28, 2018 for the spin-off remains unchanged

The spin-off provides for a pro-rata distribution to the Company’s shareholders of 90% of the outstanding shares of WAI, which, in turn, holds a 49% equity ownership interest in WIP.

In the distribution, Weyland stockholders will receive one share of common stock of WAI, for each share of the Company’s common stock held at the dividend record date at the close of business in the U.S. on or about September 28, 2018.

Weyland will not issue fractional shares of its common stock in the distribution.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1

Press release dated for September 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.

Dated: September 21, 2017	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO